UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

Rigel Resource Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41022	98-1594226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(646) 453-2672
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RRAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RRAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RRAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2022, Rigel Resource Acquisition Corp. (the “Company”) entered into a Convertible Promissory Note (the “Working Capital Loan”) with its sponsor, Rigel Resource Acquisition Holding LLC, a Cayman Islands limited liability company (the “Sponsor”). Pursuant to the Working Capital Loan, the Sponsor has agreed to loan to the Company up to $1,500,000 to be used for working capital purposes. Up to $1,500,000 of the loans may be settled in whole warrants to purchase Class A ordinary shares of the Company at a conversion price equal to $1.00 per warrant. The loans will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination pursuant to its amended and restated memorandum and articles of association (as amended from time to time) and the consummation of the Company’s initial business combination. On May 20, 2022, the Sponsor advanced $300,000 to the Company under the Working Capital Loan.

The foregoing description of the Working Capital Loan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Working Capital Loan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the Working Capital Loan may be prepaid at any time by the Company, at its election and without penalty; provided, however, that the Sponsor shall have a right to first convert such principal balance as described in Section 6 of the Working Capital Loan upon notice of such prepayment.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The warrants that may be issued pursuant to the Working Capital Loan will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. Each warrant will entitle the holder thereof to purchase one Class A ordinary share of the Company at an exercise price of $11.50 per share, subject to certain adjustments. The warrants shall be identical to the warrants issued to the Sponsor pursuant to the Private Placement Warrants Purchase Agreement, dated as of November 4, 2021, by and among the Company, the Sponsor and certain other purchasers named therein, in connection with the Company’s initial public offering that was consummated on November 9, 2021. Such warrants are exercisable 30 days after the completion of the Company’s initial business combination, subject to certain conditions and exceptions. Such warrants are identical to the warrants included in the units sold in the Company’s initial public offering, except that, so long as they are held by the Sponsor, Nathanael Abebe, certain of the Company’s directors or their permitted transferees: (1) they will not be redeemable by the Company (except under certain circumstances as described in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, as warrant agent, dated November 4, 2021); (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. Such warrants expire at 5:00 p.m., New York City time, five years after the completion of the Company’s initial business combination, or earlier upon redemption or liquidation.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other Securities and Exchange Commission filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Convertible Promissory Note, dated as of May 18, 2022, by and between Rigel Resource Acquisition Corp. and Rigel Resource Acquisition Holding LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

Rigel Resource Acquisition Corp.

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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